Note 20 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

20.          COMMITMENTS AND CONTINGENCIES

Tower Maintenance Services Agreements

The Company has various master agreements with suppliers who serve the various major wireless communications carriers. Tower services are generally performed and billed on a contractually agreed price per unit on a work order basis, or on occasion, a time and materials basis. The contracts expire at various dates and may be renewed with the customer. The agreements generally contain termination provisions where a customer may terminate the agreement after providing written notice. The agreements, among other things, generally provide that the Company warranty and guarantee its workmanship for up to two years.

Asset Retirement Obligation

At the time that the turbines in the Woodstock Hills, Winona or Valley View projects are retired or upon the end of the land lease, there is an obligation to restore the underlying real estate to its original condition. This includes removal of all personal property and to some extent, the concrete foundations. The estimated fair value of this obligation is undeterminable; however, it is reasonable that the salvage value of the wind turbines would cover any expenses for restoration of the real estate.

Guarantees

The Company agreed to guarantee certain payments to investors in the Valley View wind farm project as set forth below:

●	The timely payment of any and all guaranteed payments required to be paid to preferred membership investors (who contributed approximately $2.5 million) as they may become due under the respective LLC operating agreements, and the timely payment of any and all amounts payable upon exercise of a put right by such preferred members. The put right is outside the control of the Company and may occur either in two years or in certain cases, ten years. The Company does have up to six months from the date that to make such Put Right Payment, and should the Company fail to make the Put Right Payment within such six month period, the principal amount owed by the Company is subject to a penalty of an additional 10%.
●

The Company has agreed, with respect to a put right made available to one of the Preferred Members in the Valley View project (who contributed $500,000) to redeem any of its units then held by the Purchaser for a price in cash equal to the present value of the (i) estimated future distributions to be made to Purchaser net of (ii) estimated future income allocations for which no distributions are projected to be made. If the Company fails to pay in full the put right purchase amount in cash on the due date, the Company shall issue a promissory note with a maturity date not exceeding 36 months and pay interest thereon.

●

In March 2011, the Company had guaranteed the payment obligations of Valley View Transmission to its turbine supplier under a Turbine Supply Agreement between such parties. The payments required under the Turbine Supply Agreement were met in connection with the equity raise and the Company’s guaranty in favor of the turbine supplier was terminated in 2012.

●

The Company has made certain representations and warranties with regard to indemnifications in conjunction with the funding activities of the Valley View and Grant County wind farms, including potential liabilities for Section 1603 Treasury Grant recapture or tax liabilities attributable to the period prior to the closing date.

Contingent Payment on Sale of Wind Farm Project

The Company entered into a contingent payment arrangement with a former developer of a wind farm project under which it agrees to pay the former developer a payment based on a percentage ranging from 5-15% of annual gross revenues generated over the life of the project, commencing with the commercial operation. The payments are payable quarterly. The payment stream is guaranteed by Juhl Energy.

The following is a schedule showing the future estimated payments by year and the present value of the estimated future payments as of December 31, 2013.

Year Ending December 31,	Amount
2014	$47,000
2015	47,000
2016	47,000
2017	47,000
2018	47,000
Thereafter	1,675,000
Total minimum estimated royalty payments	1,910,000
Less: Amount representing interest	(1,309,951)
Present value of estimated royalty payments	600,049
Less current portion	(47,000)
Long-Term portion	$553,049

The current maturities are included in accrued expenses on the consolidated balance sheet and the long-term portion is reflected in other long-term liabilities. See Note 14 for assumptions used to calculate the fair value of the contingent payment.

Operating Lease arrangements

Land Leases:

The Company’s three wind farm investments (Woodstock Hills, Winona, and Valley View) maintain lease agreements with landowners for the real estate related to the wind energy generation facilities. The leases will expire between 2017 and 2036.

Office Space leases:

The company has entered into seven operating leases for office and warehouse space in connection with its administrative and ongoing operations. The lease agreements require that the Company pay certain maintenance, insurance, and other operating costs. The leases expire at various dates through May 2015.

The minimum lease payments for the next five years under these lease arrangements are as follows:

	Land Leases	Space Leases	Total
2014	$55,400	$139,000	$194,400
2015	55,400	11,800	67,200
2016	55,400	-	55,400
2017	55,400	-	55,400
2018	55,400	-	55,400
Thereafter	805,000	-	805,000
Total	$1,082,000	$150,800	$1,232,800

Rent expense under the above leases was approximately $294,000 and $222,000 for the years ended December 31, 2013 and 2012, respectively.